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                                                                EXHIBIT 10.49


THE OPTIONS AND OPTION SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE OPTIONS AND THE OPTION SHARES MAY NOT BE EXERCISED, OFFERED OR SOLD UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE OPTIONS AND OPTION SHARES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED.

              Void after 5:00 p.m. New York Time, on September 24, 2002.
                   Option to Purchase 3,500 Shares of Common Stock.



                           OPTION TO PURCHASE COMMON STOCK
                                          OF
                           PROSPECT MEDICAL HOLDINGS, INC.


     This is to Certify that, FOR VALUE RECEIVED, Jayaratnam Jayakumar, or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Option, from Prospect Medical Holdings, Inc., a Delaware corporation ("Company"), 3,500 shares of Common Stock, $0.01 par value, of the Company ("Common Stock") at a price of $5.00 per share at any time during the period from the date hereof to five (5) years from the date hereof (the "Expiration Date"), but not later than 5:00 p.m., New York Time, on the Expiration Date. Such number and price may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise and as adjusted from time to time are hereinafter sometimes referred to as "Option Shares" and the exercise price of each share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

     (a) EXERCISE OF OPTION. Subject to the provisions of Section (j) hereof, this Option may be exercised in whole or in part at any time or from time to time on or after the date hereof and until the Expiration Date, or if any such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Option Shares specified in such form.
If this Option should be exercised in part only, the Company shall, upon surrender of this Option for cancellation, execute and deliver a new Option evidencing the rights of the Holder thereof to purchase the balance of the Option Shares purchasable thereunder. Upon receipt by the Company of this Option at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.


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     (b)  RESERVATION OF SHARES.  The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Option such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Option.

     (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Option. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

          (1) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Option or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

          (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Option; or

          (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than the book value thereof at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Option, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF OPTION. This Option is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Option is transferable and may be assigned or hypothecated from the date hereof. Subject to the provisions of Section (j), upon surrender of this Option to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and this Option shall promptly be canceled. This Option may be divided or combined with other options which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Options are to be issued and signed by the Holder hereof. The term "Option" as used herein includes any Options into which this Option may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and in the case of loss, theft or destruction, of reasonably satisfactory indemnification and upon surrender and cancellation of this Option, if mutilated, the Company will execute and deliver a new Option of like tenor and date.

     (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Option and are not enforceable against the Company except to the extent set forth herein. Furthermore, Holder by acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Option, including, without limitation, all the obligations imposed upon the holder hereof by Section (j). In addition, the holder of this Option, by accepting the same, agrees that the Company and the transfer agent may deem and treat the person in whose name this Option is registered as the absolute, true and lawful owner for all purposes whatsoever, and neither the Company nor the transfer agent shall be affected by any notice to the contrary.

     (f) ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Option shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Option shall be subject to adjustment as follows:

         (1) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock,
      (ii) subdivide or reclassify its outstanding Common Stock in shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Option exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Option had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $10.00 per share, the adjusted Exercise Price immediately after such event would be $5.00 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

         (2) Whenever the Exercise Price payable upon exercise of each Option is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Option shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Option by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (3) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (3) are


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      not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.
      Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock referred to hereinabove in this Section (f) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

         (4) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Option to be mailed to the Holder of such Option at the Holder's last address appearing in the Option Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

         (5) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Option thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (1) to (3), inclusive above.

         (6) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Option, Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Options initially issuable pursuant to this Agreement.

     (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant
Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Option executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.


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     (h)  NOTICES TO OPTION HOLDERS.  So long as this Option shall be outstanding, (i) if Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of another class of capital stock or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease, or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Option) or in case of any sale, lease, or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Option at any time prior to the expiration of the Option, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Option immediately prior to such reclassification, reorganization, change, consolidation, merger, sale, lease or conveyance.
Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Option. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations, and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances. In the event that in connection with any such capital reorganization or reclassification, change, consolidation, merger, sale, lease or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution, or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection
(1) of Section (f) hereof.

     (j) EXERCISE AND TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. The holder of this Option and any transferee hereof, by their acceptance hereof, hereby agree that: (a) the Options being acquired hereunder are being purchased for investment purposes only and not with a view to distribution and will not be transferred without the prior written consent of the Company and unless registered or unless there is an exemption available from the registration requirements of the Securities Act of 1933, as amended, which exemption has been established to the satisfaction of the Company; (b) no public distribution of the Options or Option Shares will be made in violation of the provisions of the Securities Act of 1933, as amended, or the Rules and Regulations promulgated thereunder (such Act and Rules and Regulations being hereinafter referred to as the "Act") or any applicable state laws; and (c) during such period as delivery of a prospectus with respect to the Options or Option Shares may be required by the Act, no public distribution of the Options or Option Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state laws. The holder of this Option and any such transferee hereof further agree that if any distribution of any of the Options or Option Shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of
Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. Furthermore, it shall be a condition to the transfer of the Options or Option Shares thereof to deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions of this Option. Lastly, the holder of this Option has executed and delivered to the Company a Stockholder's Representation Agreement containing certain representations and warranties of the holder which are incorporated herein by reference.

     (k) GOVERNING LAW. This Option is made with reference to the laws of the State of California and shall be governed by and construed in accordance therewith.

     (l) ARBITRATION. The parties firmly desire to resolve all disputes arising hereunder without resort to litigation in order to protect their respective business reputations and the confidential nature of certain aspects of their relationship. Accordingly, any controversy or claim arising out of or relating to this Option, or the breach thereof, shall be settled by arbitration as set forth below.

          i. All disputes which in any manner arise out of or relate to this Option or the subject matter thereof, shall be resolved exclusively by arbitration in accordance with the provisions of this Section (l). Either party may commence arbitration by sending a written demand for arbitration to the other party, setting forth the nature of the controversy, the dollar amount involved, if any, and the remedies sought, and attaching a copy of this Section to the demand.

          ii. The parties stipulate to arbitration before a single, mutually agreed upon arbitrator sitting on the Los Angeles, California Judicial Arbitration Mediation Services (JAMS) panel. In the event that the parties are unable to agree upon the person chosen as arbitrator within 30 days of the demand for arbitration, the arbitrator shall be selected in the sole discretion of the JAMS administrator. The arbitrator shall be a member of the California bar.


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


          iii. The parties shall share all costs of arbitration. The prevailing party shall be entitled to reimbursement by the other party of such party's attorneys' fees and costs and any arbitration fees and expenses incurred in connection with the arbitration hereunder.

          iv. The substantive law of the State of California shall be applied by the arbitrator. All proceedings in arbitration shall be in accordance with the California Code of Civil Procedure, as amended, and the parties shall have the right to legal discovery in any matter submitted to arbitration in satisfaction of California Code of Civil Procedure Section 1283.05, as permitted by California Code of Civil Procedure Section 1283.1(b).

          v. Arbitration shall take place in Los Angeles, California unless the parties otherwise agree. As soon as reasonably practicable, a hearing with respect to the dispute or matter to be resolved shall be conducted by the arbitrator. As soon as reasonably practicable thereafter, the arbitrator shall arrive at a final decision, which shall be reduced to writing, signed by the arbitrator and mailed to each of the parties and their legal counsel.

          vi. All decisions of the arbitrator shall be final, binding and conclusive on the parties and shall constitute the only method of resolving disputes or matters subject to arbitration pursuant to this Option. The arbitrator or a court of appropriate jurisdiction may issue a writ of execution to enforce the arbitrator's judgment. Judgment may be entered upon such a decision in accordance with applicable law in any court having jurisdiction thereof.

          vii. Notwithstanding the foregoing, because time is of the essence of this Option, the parties specifically reserve the right to seek a judicial temporary restraining order, preliminary injunction, or other similar equitable relief.

          viii. The decision and award of the arbitrator shall be kept confidential by the parties to the greatest extent possible. No disclosure of such decision or award shall be made by the parties except as required by law or as necessary or appropriate to effect the enforcement thereof.

          ix. Should either party institute any action or procedure to enforce this Option or any provision hereof, or for damages by reason of any alleged breach of this Option or of any provision hereof, or for a declaration of rights hereunder (including without limitation arbitration), the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including without limitation reasonable attorneys' fees, incurred by the prevailing party in connection with such action or proceeding.

                                          PROSPECT MEDICAL HOLDINGS, INC.

                                          By: /s/ Thomas A. Maloof
                                              -----------------------------
                                              Thomas A. Maloof,
                                              Chief Financial Officer
Dated: September 25, 1997

                                   PURCHASE FORM

                                                     Dated:            ,
                                                             ----------  ----

     The undersigned irrevocably elects to exercise the within Option to the extent of purchasing _________ shares of Common Stock and hereby makes payment of $______________ in payment of the actual exercise price thereof.

                       INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
          --------------------------------------------
          (Please typewrite or print in block letters)

Address
          --------------------------------------------

          --------------------------------------------

Signature
          --------------------------------------------

IT SHALL BE A CONDITION TO THE VALIDITY OF THIS ASSIGNMENT THAT THE TRANSFEREE DELIVER TO PROSPECT MEDICAL HOLDINGS, INC. HIS OR ITS WRITTEN AGREEMENT TO ACCEPT AND BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THIS OPTION

                                  ASSIGNMENT FORM

     FOR VALUE RECEIVED, ______________________ hereby sells, assigns and transfers unto

Name
          --------------------------------------------
          (Please typewrite or print in block letters)

Address
          --------------------------------------------

          --------------------------------------------

the right to purchase Common Stock represented by this Option to the extent of _________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________________________
Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Date                 ,
     ----------------  -----

Signature
          ----------------------------------


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